UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2005

China 3C Group
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-28767	88-0403070
(Commission File Number)	(IRS Employer Identification No.)

368 HuShu Nan Road
HangZhou City, Zhejiang Province, China

(Address of principal executive offices and zip code)

086-0571-88381700
(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountants

On December 31, 2005, China 3C Group (the “Company” ) accepted the resignation of Lichter, Yu & Associates (“Lichter”) which acted as the principal independent accountant of two of its subsidiaries, Yiwu Yong Xin Telecommunication Company, Limited (“YYXC”) and Hangzhou Wang Da Electronics Company, Limited (“HWDA”) prior to their merger with the Company on December 21, 2005, effective immediately. The resignation of Lichter as the subsidiaries’ principal independent accountant was accepted and approved by the Company’s Board of Directors. Lichter was engaged by YYXC and HWDA on August 5, 2005 and resigned as of December 31, 2005 (the “Engagement Period”) and performed an audit of the financial statements of YYXC and HWDA for the year ended December 31, 2004.

During the Engagement Period, there were no disagreements between YYXC and Lichter or HWDA and Lichter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Lichter’s satisfaction, would have caused Lichter to make reference to the subject matter of the disagreement in connection with its reports.

The audit reports of Lichter on the financial statements of YYXC and HWDA for the year ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, and such audit reports were not modified as to uncertainty, audit scope or accounting principles. The Company has provided Lichter with a copy of this Form 8-K and has requested Lichter to furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether Lichter agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of such letter from Lichter is attached hereto as Exhibit 16.1.

During its fiscal year ended December 31, 2004 and December 31, 2005 and in the subsequent interim periods prior to the resignation of Lichter, neither the Company, YYXC nor HWDA consulted with Kabani & Company, Inc. (“Kabani”), the Company’s, YYXC’s and HWDA’s subsequent principal independent accountant, concerning (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s, YYXC’s and HWDA’s financial statements and no written or oral advice was provided by Kabani that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event, as set forth in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d)      Exhibits

16.1     Letter of Lichter, Yu & Associates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA 3C GROUP

By:	/s/ Zhenggang Wang
Name:	Zhenggang Wang
Title:	Chief Executive Officer

Dated: July 28, 2008

Exhibit Index

Exhibit No.	Description
16.1	Letter of Lichter, Yu & Associates